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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 20, 2001
               (Date of earliest event reported: August 20, 2001)




                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION
             (Exact name of registrant as specified in the charter)


          Delaware                    1-07584                   74-1079400
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation                                       Identification No.)


                                 Williams Tower
                             2800 Post Oak Boulevard
                                  P.O. Box 1396
                              Houston, Texas 77056
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 215-2000

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ITEM 5. OTHER EVENTS

         On August 20, 2001, Transcontinental Gas Pipe Line Corporation, a Delaware corporation and indirect, wholly owned subsidiary of The Williams Companies, Inc., issued a press release announcing that it proposes to make a private placement of approximately $300 million of senior notes. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

              (c)     Exhibits

              99.1    Press Release, dated August 20, 2001

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      TRANSCONTINENTAL GAS PIPE LINE
                                      CORPORATION



                                      By:   /s/  NICK A. BACILE
                                         ---------------------------------------
                                      Name:  Nick A. Bacile
                                           -------------------------------------
                                      Title: Vice President and Chief Financial
                                             Officer
                                            ------------------------------------

Date: August 20, 2001

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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER              DESCRIPTION
------              -----------

99.1                Press Release